ORDINARY SHARES	12 Months Ended
Dec. 31, 2021
ORDINARY SHARES
ORDINARY SHARES

16. ORDINARY SHARES

As of December 31, 2021, the Company had 405,462,685 ordinary shares authorized with a par value of US$0.0001 per share. There are two classes of ordinary shares which include the class A ordinary shares and class B ordinary shares. Holders of class A ordinary shares are entitled to one vote per share, while holders of class B ordinary shares are entitled to ten votes per share.

In April 2019, the Group completed its secondary offering upon which 3,174,600 class A ordinary shares were issued and 28,316,400 Class B ordinary shares were converted into Class A ordinary shares.

During December 2021, the Company repurchased 2,656,164 class A shares from the market for a total consideration of US$3,411 (RMB21,798) at a weighted average price of US$1.284 per share, and the shares are reserved for the employees and non-employees in the share incentive plan.